MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	10/25/04

		Original	Beginning				Allocated	Ending
		Certificate	Certificate	Principal	Interest	Total	Realized	Certificate
Class	Cusip	Face Value	Balance(1)	Distribution	Distribution(2)	Distribution	Losses	Balance
A-1	57643LDD5	$212,636,000.00	$193,727,686.94	$8,819,300.95	$322,448.97	$9,141,749.92	$0.00	$184,908,385.99
A-2	57643LDE3	$111,042,000.00	$103,515,162.15	$4,284,338.25	$172,295.24	$4,456,633.49	$0.00	$99,230,823.90
A-3	57643LDF0	$89,868,000.00	$87,686,499.63	$1,257,224.53	$139,811.25	$1,397,035.78	$0.00	$86,429,275.10
A-4	57643LDG8	$57,284,000.00	$44,314,582.37	$5,953,671.88	$78,584.53	$6,032,256.41	$0.00	$38,360,910.49
M-1	57643LDJ2	$38,375,000.00	$38,375,000.00	$0.00	$72,827.22	$72,827.22	$0.00	$38,375,000.00
M-2	57643LDK9	$33,947,000.00	$33,947,000.00	$0.00	$81,585.96	$81,585.96	$0.00	$33,947,000.00
M-3	57643LDL7	$10,332,000.00	$10,332,000.00	$0.00	$27,242.04	$27,242.04	$0.00	$10,332,000.00
M-4	57643LDM5	$7,380,000.00	$7,380,000.00	$0.00	$22,902.60	$22,902.60	$0.00	$7,380,000.00
M-5	57643LDN3	$8,856,000.00	$8,856,000.00	$0.00	$29,205.12	$29,205.12	$0.00	$8,856,000.00
M-6	57643LDP8	$8,856,000.00	$8,856,000.00	$0.00	$38,503.92	$38,503.92	$0.00	$8,856,000.00
M-7	57643LDQ6	$5,904,000.00	$5,904,000.00	$0.00	$25,669.28	$25,669.28	$0.00	$5,904,000.00
CE	NA	$5,901,941.64	$5,901,941.64	$0.00	$2,014,731.87	$2,014,731.87	$0.00	$5,901,941.64
P	NA	$100.00	$100.00	$0.00	$375,708.60	$375,708.60	$0.00	$100.00
R	NA	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total		$590,382,041.64	$548,795,972.73	$20,314,535.61	$3,401,516.60	$23,716,052.21	$0.00	$528,481,437.12

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

					Ending	Original	Current	Next
	Principal	Interest	Total	Realized	Certificate	Pass-Through	Pass-Through	Pass-Through
Class	Distribution	Distribution	Distribution	Losses	Balance	Interest Rate	Interest Rate	Interest Rate*
A-1	41.47604804	1.51643640	42.99248443	0.00000000	869.60056618	1.77000%	2.14000%	2.23250%
A-2	38.58304290	1.55162227	40.13466517	0.00000000	893.63325498	1.77000%	2.14000%	2.23250%
A-3	13.98967964	1.55574009	15.54541973	0.00000000	961.73582477	1.68000%	2.05000%	2.14250%
A-4	103.93254452	1.37184083	105.30438534	0.00000000	669.66186876	1.91000%	2.28000%	2.37250%
M-1	0.00000000	1.89777772	1.89777772	0.00000000	1000.00000000	2.07000%	2.44000%	2.53250%
M-2	0.00000000	2.40333343	2.40333343	0.00000000	1000.00000000	2.72000%	3.09000%	3.18250%
M-3	0.00000000	2.63666667	2.63666667	0.00000000	1000.00000000	3.02000%	3.39000%	3.48250%
M-4	0.00000000	3.10333333	3.10333333	0.00000000	1000.00000000	3.62000%	3.99000%	4.08250%
M-5	0.00000000	3.29777778	3.29777778	0.00000000	1000.00000000	3.87000%	4.24000%	4.33250%
M-6	0.00000000	4.34777778	4.34777778	0.00000000	1000.00000000	5.22000%	5.59000%	5.68250%
M-7	0.00000000	4.34777778	4.34777778	0.00000000	1000.00000000	5.22000%	5.59000%	5.68250%
CE	0.00000000	341.36763677	341.36763677	0.00000000	1000.00000000	4.84608%	4.40542%
P	0.00000000	3757086.0000	3757086.0000	0.00000000	1000.00000000

* Estimated

(1) The Class P Certificates do not accrue interest. Amounts appearing as Interest Distributions represent payments of Prepayment Charges.

Please contact the Bondholder relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	10/25/04

Section 4.02 (ii),(xv)
INTEREST			Reduction from the Allocation of:
	Interest	Unpaid		Prepayment	Relief Act
	Distribution	Interest	Realized	Interest	Interest
Class	Amount	Amount	Losses	Shortfalls	Shortfalls
A-1	$322,448.97	$0.00	$0.00	$0.00	$0.00
A-2	$172,295.24	$0.00	$0.00	$0.00	$0.00
A-3	139,811.25	$0.00	$0.00	$0.00	$0.00
A-4	78,584.53	$0.00	$0.00	$0.00	$0.00
M-1	$72,827.22	$0.00	$0.00	$0.00	$0.00
M-2	$81,585.96	$0.00	$0.00	$0.00	$0.00
M-3	$27,242.04	$0.00	$0.00	$0.00	$0.00
M-4	$22,902.60	$0.00	$0.00	$0.00	$0.00
M-5	$29,205.12	$0.00	$0.00	$0.00	$0.00
M-6	$38,503.92	$0.00	$0.00	$0.00	$0.00
M-7	$25,669.28	$0.00	$0.00	$0.00	$0.00
CE	$2,014,731.87	$0.00	$0.00	$0.00	$0.00
P	$375,708.60	NA	$0.00	$0.00	$0.00
TOTAL	$3,401,516.60	$0.00	$0.00	$0.00	$0.00

Section 4.02 (xvi), (xvii)
PPIS & RAIS	Prepayment Interest Shortfalls not covered by the servicer pursuant to Section 3.24	$0.00
	Relief Act Interest Shortfalls	$0.00

Section 4.02 (xviii)
Overcollateralization Amount	$5,901,941.64
Overcollateralization Release Amount	$0.00
Overcollateralization Deficiency	$0.00
Overcollateralization Target Amount	$5,901,941.64
Monthly Excess Cashflow	$2,014,731.87

Credit Enhancement Percentage	21.784%

Section 4.02 (v),(vi)
POOL	Stated Principal Balance of Mortgage Loans	$528,481,437.12
	Number of Mortgage Loans	3,163

Section 4.02 (vi)
WAC & WAM	Weighted Average Remaining Term to Maturity	334
	Weighted Average Mortgage Interest Rate	7.1389%

Section 4.02 (iv)
P&I ADVANCES	Aggregate Advances for the Collection Period	$1,173,878.42

				Stated Principal	Stated Principal
Section 4.02 (vii)		Number	Number as %	Balance	Balance as %
DELINQUENCIES	30-59 days delinquent	39	1.23301%	$6,197,497.07	1.17270%
	60-89 days delinquent	17	0.53746%	$1,826,918.41	0.34569%
	90 or more days delinquent	4	0.12646%	$411,781.72	0.07792%
	Foreclosures	31	0.98008%	$5,637,572.08	1.06675%
	Bankruptcies	12	0.37939%	$1,326,006.16	0.25091%

Section 4.02 (v),(viii)
REO	Number of REO Loans	0
	Number of REO Loans as %	0.00000%
	Stated Principal Balance of REO Properties	$0.00
	Stated Principal Balance of REO Properties as %	0.00000%
	Total Book Value of REO Properties:	$0.00

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	10/25/04

Section 4.02 (xxi)
Stepdown Date Occurrence	NO
Trigger Event Occurrence	NO
Realized Loss as a Percentage of the Original Pool Balance	0.00000%

Section 4.02 (iii),(xii)
FEES	Trustee Fee	$9,832.59
	Servicing Fee	$229,191.02
	Extraordinary Trust Fund Expenses	$0.00

Section 4.02 (x), (xxii)
AVAILABLE FUNDS	Principal:
	Scheduled Principal	$459,465.23
	Principal Prepayments (includes curtailments)	$19,855,070.38
	Liquidation Proceeds	$0.00
	Total Principal	$20,314,535.61

Net Interest (net of servicing & trustee fee)	$3,025,808.00

Available Funds (total principal plus net interest)	$23,340,343.61

Section 4.02 (i)
PREPAYMENT	Prepayment Penalties	$375,708.60
PENALTIES	Servicer Prepayment Charge Payment Amounts	$0.00

Section 4.02 (xi)
LOSSES &	Current Loss	$0.00
RECOVERIES	Aggregate Realized Losses since Closing	$0.00

Subsequent Recoveries	$0.00
Aggregate Subsequent Recoveries since Closing	$0.00

Section 4.02 (xxi)
Aggregate Loss Severity Percentage	0.00000%

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	10/25/04

Section 4.02 (xxiii)
Net WAC Rate Carryover Amount	Net WAC Rate	Amounts
Class	Carryover Amount	Unpaid
A-1	$0.00	$0.00
A-2	$0.00	$0.00
A-3	$0.00	$0.00
A-4	$0.00	$0.00
M-1	$0.00	$0.00
M-2	$0.00	$0.00
M-3	$0.00	$0.00
M-4	$0.00	$0.00
M-5	$0.00	$0.00
M-6	$0.00	$0.00
M-7	$0.00	$0.00

Section 4.02 (xxiv)
Payments made under Cap Contracts
A-1 Cap Contract	0.00
A-2 Cap Contract	0.00
Group III Cap Contract	0.00
Mezzanine Contract	0.00

Section 4.02 (xiv)
Ending Balance Factors	Class	Factor
	A-1	0.869601
	A-2	0.893633
	A-3	0.961736
	A-4	0.669662
	M-1	1.000000
	M-2	1.000000
	M-3	1.000000
	M-4	1.000000
	M-5	1.000000
	M-6	1.000000
	M-7	1.000000
	CE	1.000000